Supplement dated December 23, 2008 to the MTB Retail Funds – Money Market Funds Prospectus and the MTB Institutional Funds Prospectus, each dated August 31, 2008

The current market environment, including declining interest rates and low yields on U.S. Treasury securities, has reduced opportunities for the MTB U.S. Treasury Money Market Fund (the “Fund”) to invest new cash flows. In an effort to protect existing shareholders, the Fund’s investment advisor, MTB Investment Advisors, Inc., is taking steps to limit investments into the Fund. Effective immediately, the Fund will stop accepting purchases from new investors (defined as investors who do not have an account with the Fund as of December 23, 2008) with respect to all classes of shares of the Fund.

Customers who have an account with the Fund on December 23, 2008, including through an intermediary, will continue to be allowed to purchase shares of the Fund. However, large purchases (generally those in excess of $5 million) may be rejected in an effort to protect the best interests of current shareholders. Those restrictions on purchases of Fund shares may be modified at any time without further notice.

As stated in the Fund’s prospectuses, the Fund reserves the right to reject any purchase request for any reason. Please note that the foregoing limitations on purchases do not relate to the rights of shareholders to redeem their shares of the Fund.